No. of Shares:             As of August 24, 1994


Pursuant to its 1992 Stock Compensation Plan (the "Plan"), approved on April 29, 1992 by its stockholders, and pursuant to its 1994 Executive Stock Purchase Plan established thereunder (the "Purchase Plan"), Houghton Mifflin Company (the "Company") hereby grants to ___ (the "Optionee") an option
(the "Option") to purchase on the date hereof all or any part of ___ shares (the "Option Shares") of common stock of the Company, par value $1.00 per share (the "Common Stock"), at a price of $42.625 per share, subject to the terms and conditions set forth herein and in the Plan and the Purchase Plan.

1. Manner of Exercise. The Optionee may exercise this Option and elect to purchase some or all of the Option Shares by delivering to the Company on the date hereof an executed copy of this Agreement, specifying the number of Option Shares to be purchased (the "Purchased Shares"). Said executed agreement shall be accompanied by payment for the Option Shares with loans to the Optionee as described in Paragraph 2 hereof. No certificates for the Purchased Shares will be issued to the Optionee until the Company has completed all steps required by law to be taken in connection with the issue and sale of the Purchased Shares, including, without limitation, receipt of any agreements or representations from the Optionee necessary to prevent a resale or distribution of the Purchased Shares in violation of federal or state securities laws. In accordance with the Purchase Plan, the certificates representing the Purchased Shares issued to the Optionee will be held by the Company until all restrictions on such shares have lapsed and the Permanent Loan referred to in Paragraph 2 hereof is no longer outstanding. In the event that the Optionee fails to exercise this Option by timely delivery of an executed copy of this Agreement as provided in this paragraph, the Option granted hereby shall terminate and be of no further force and effect.

2. Financing of Exercise Price. In order to permit the Optionee to exercise the Option, the Company will extend to the Optionee an interim loan (the "Interim Loan") to fund up to 100% of the purchase price for the Purchased Shares and will assist the Optionee in arranging financing either from a third party or directly from the Company (the "Permanent Loan") to repay the Interim Loan. In connection with the Interim Loan,

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the Optionee is delivering to the Company simultaneously
herewith such documentation as the Company may require to evidence the Interim Loan, including any documentation the Company may require in connection with the pledge of the Purchased Shares as security therefor. As security for the obligation of the Optionee under the Interim Loan or Permanent Loan, and in connection with any Permanent Loan directly from the Company or a guarantee by the Company of the repayment of a third party loan as described in Section 4 of the Purchase Plan, the Optionee is granting to the Company a security interest in the Purchased Shares and will execute such documents and take such other action as the Company may require to evidence and perfect such security interest, such grant to become effective upon delivery of an executed copy of this Agreement as set forth in Paragraph 1 hereof. The Optionee further agrees that the Company may take all action which the Company deems reasonable and necessary for the Company to provide security for the Interim Loan and Permanent Loan and any third party guarantee and to obtain full reimbursement for any payments it becomes obligated to make to a third party under the Company's guarantee of any Participant's loan.

The Optionee understands and acknowledges the Optionee's obligation to proceed with such arrangements as may be necessary to obtain the Permanent Loan and repay the Interim Loan. The Optionee will provide such documentation as may be required by the Company to ensure that the proceeds, if any, of the Permanent Loan will be paid directly to the Company in repayment of the Interim Loan.

3. Terms of Purchase Plan; Restrictions on Sale and Risk Sharing. The Company and the Optionee acknowledge and agree that the Purchased Shares will be subject to all of the terms and conditions set forth in the Plan and the Purchase Plan, including, without limitation, the restrictions on the sale of the Purchased Shares set forth in Section 7 of the Purchase Plan and the risk sharing provisions set forth in Sections 8 through 14 of the Purchase Plan pursuant to which the Company, to the extent and upon the conditions set forth in the Purchase Plan, will share the "Loss" (as such term is defined in the Purchase Plan), if any, or the "Gain" (as such term is defined in the Purchase Plan), if any, which the Optionee incurs upon the sale of the Purchased Shares.

4. Transferability. This Option is personal to the Optionee, is not transferable by the Optionee in any manner by operation of law or otherwise, and is exercisable only on the date hereof and only by the Optionee.

5.     Termination of Employment.  This Option will not confer

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upon the Optionee any right with respect to continuance of
employment by the Company or a Subsidiary (as defined in the Plan), nor will it interfere in any way with any right of the Optionee's employer to terminate the Optionee's employment at any time.

6. Miscellaneous. Notices hereunder shall be mailed or delivered to the Company at its principal place of business, 222 Berkeley Street, Boston, Massachusetts 02116, Attention:
Treasurer, and shall be mailed or delivered to the Optionee at the Optionee's address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing. This Agreement is entered into by the Optionee and the Company pursuant to the terms and provisions of the Plan and the Purchase Plan and expressly incorporates herein all of the terms and provisions of the Plan and the Purchase Plan. Notwithstanding anything in this Agreement to the contrary, in the event that any inconsistency arises between any term or provision of the Plan or the Purchase Plan and any term or provision of this Agreement, then the applicable term or provision of the Plan or the Purchase Plan, as the case may be, shall control.

7. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to principles thereof relating to conflicts of law.

8. Income Tax Withholding. In connection with the exercise of all or any part of the Option granted hereunder and all arrangements and transactions relating to the Purchased Shares, the Company is expressly authorized to take any and all steps it deems necessary to comply with its tax withholding obligations under state and federal laws, including without limitation (i) withholding cash in an amount sufficient to satisfy the Company's tax withholding obligations with respect to the Optionee from the compensation then or thereafter payable to the Optionee, (ii) conditioning the delivery of stock to the Optionee upon the payment to the Company of an amount sufficient to satisfy the Company's tax withholding obligations with respect to the Optionee, or (iii) reducing the number of shares deliverable to the Optionee by such number as is sufficient in value to satisfy the Company's tax withholding obligations with respect to the Optionee, provided that such reduction does not cause the Optionee to incur liability under
Section 16(b) of the Securities Exchange Act of 1934, as amended.




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                         HOUGHTON MIFFLIN COMPANY


                         By:  _______________________
                              Susan Hardy
                              Assistant Treasurer



Receipt of the Option and its terms and conditions are hereby acknowledged and agreed to, and notice of the exercise of the
Option as to the number of Shares set forth below is hereby
given, as of August   , 1994.


Number of shares                 ___________________________
as to which Option	             Name:
exercised:

                                 ___________________________
                                 (Address)


                                 ___________________________
                                 (City, State, Zip)





















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